CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

                              HYBRID ARM NEW ISSUE

                   WASHINGTON MUTUAL MORTGAGE SECURITES CORP.

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-AR1

                                  $725,000,000
                                  (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                      Depositor, Seller and Master Servicer

                       State Street Bank and Trust Company
                                     Trustee

                     Credit Suisse First Boston Corporation
                                   Underwriter

                         Settlement Date: March 28, 2002

Credit Suisse First Boston

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston Corporation. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

                I. TRANSACTION SUMMARY - OFFERED CERTIFICATES

     +/- 5% VARIANCE ON BALANCES, +/- 5BP VARIANCE ON COUPONS AND MARGINS, +/- 50BPS VARIANCE ON SUBORDINATION.

----------------------------------------------------------------------------------------------------
                                    Exp'd        Original        Initial     Appx.
  Class            Type           Rating 1       Balance         Coupon      Price        Window
----------------------------------------------------------------------------------------------------
 I-A-1     Senior/WAC/Pass-Thru      AAA      $[209,000,000]   [6.51]% 3       TBA     [4/02-3/10]
----------------------------------------------------------------------------------------------------
 II-A-1      Senior/Sequential       AAA       [115,800,000]   [2.12]% 4      100-00   [4/02-6/04]
----------------------------------------------------------------------------------------------------
 II-A-2      Senior/Sequential       AAA        [84,300,000]   [5.19]% 5      100-00   [6/04-9/05]
----------------------------------------------------------------------------------------------------
III-A-1      Senior/Sequential       AAA       [179,600,000]   [2.12]% 6      100-00   [4/02-7/04]
----------------------------------------------------------------------------------------------------
III-A-2      Senior/Sequential       AAA        [52,400,000]   [5.55]% 7      100-00   [7/04-2/06]
----------------------------------------------------------------------------------------------------
III-A-3      Senior/Sequential       AAA        [40,900,000]   [6.80]% 8      101-24   [206-10/08]
----------------------------------------------------------------------------------------------------
III-A-4      Senior/Sequential       AAA        [24,550,000]   [6.19]% 9      100-00   [10/08-10/08]
----------------------------------------------------------------------------------------------------
 C-B-1        Subordinate/WAC         AA         [7,608,000]   [6.70]% 10     100-22   [4/02-3/06]
----------------------------------------------------------------------------------------------------
 C-B-2        Subordinate/WAC          A         [3,625,000]   [6.70]% 10     99-18    [4/02-3/06]
----------------------------------------------------------------------------------------------------
 C-B-3        Subordinate/WAC        BBB         [2,535,000]   [6.70]% 10     97-10    [4/02-3/06]
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
            Avg.     Spread     Bench-          Proj.Net
  Class     Life    Guidance     mark     CPR    Margin 2    MTR
-----------------------------------------------------------------
 I-A-1     [2.50]     TBA       1yrCMT     30     2.45        [9]
-----------------------------------------------------------------
 II-A-1    [1.00]     TBA      1mo Lib     30      n/a       [42]
-----------------------------------------------------------------
 II-A-2    [3.25]     TBA       Swaps      30     2.00       [42]
-----------------------------------------------------------------
III-A-1    [1.06]     TBA      1mo Lib     30      n/a       [79]
-----------------------------------------------------------------
III-A-2    [3.15]     TBA       Swaps      30     2.00       [79]
-----------------------------------------------------------------
III-A-3    [5.11]     TBA       Swaps      30     2.00       [79]
-----------------------------------------------------------------
III-A-4    [6.58]     TBA       Swaps      30     2.00       [79]
-----------------------------------------------------------------
 C-B-1     [3.53]     TBA      T/curve     30     2.44       [48]
-----------------------------------------------------------------
 C-B-2     [3.53]     TBA      T/curve     30     2.44       [48]
-----------------------------------------------------------------
 C-B-3     [3.53]     TBA      T/curve     30     2.44       [48]
-----------------------------------------------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

----------
1 The Class A Certificates are expected to be rated by Standard & Poor's Ratings Services and Fitch Inc. The Class CB Certificates are expected to be rated by at least one of the aforementioned rating agencies, except for the Class CB-6 Certificates, which will not be rated.

2 Based on weighted average information on the assumed collateral as of the cut-off date, the weighted average net reset margin on the Class I-A Certificates is projected to be [2.45]%, the weighted average net reset margin on the Class II-A2, Class III-A3 and Class III-A4 Certificates is projected to be [2.00]%, and the weighted average net reset margin on the Class CB Certificates is projected to be [2.44]%.

3 The initial pass-through rate on the Class I-A Certificates is appx. [6.51%] per annum. After the first distribution date, the per annum pass-through rate for the Class I-A Certificates will equal the weighted average of the gross interest rates on the group I mortgage loans less [0.32%] (30/360 accrue, 24 day delay).

4 The annual certificate interest rate will equal Libor plus [0.22]% with a maximum of 8.00% per annum, subject to the group II available funds cap (30/360, 0 delay).

5 On or before the distribution date in October 2005, the annual certificate interest rate will equal the lesser of [5.19]% and the weighted average pass-through rate on the group II mortgage loans. After the distribution date in October 2005, the annual certificate interest rate will equal the weighted average of the gross rates on the group II mortgage loans less [0.43]% (30/360, 24 day delay).

6 The annual certificate interest rate will equal Libor plus [0.22]% with a maximum of 8.00% per annum, subject to the group III available funds cap (30/360, 0 delay).

7 On or before the distribution date in November 2008, the annual certificate interest rate will equal the lesser of [5.55]% and the weighted average pass-through rate on the group III mortgage loans. After the distribution date in November 2008, the annual certificate interest rate will equal the weighted average pass-through rate on the group III mortgage loans less [0.45]% (30/360, 24 day delay).

8 On or before the distribution date in November 2008, the annual certificate interest rate will equal the lesser of [6.41]% and the weighted average pass-through rate on the group III mortgage loans. After the distribution date in November 2008, the annual certificate interest rate will equal the weighted average pass-through rate on the group III mortgage loans less [0.45]% (30/360, 24 day delay).

9 On or before the distribution date in November 2008, the annual certificate interest rate will equal the lesser of [5.99]% and the weighted average pass-through rate on the group III mortgage loans. After the distribution date in November 2008, the annual certificate interest rate will equal the weighted average pass-through rate on the group III mortgage loans less [0.45]% (30/360, 24 day delay).

10 For the initial distribution date, the annual certificate interest rate on the CB Certificates will equal approximately [6.70]%. On each distribution date thereafter, the annual certificate interest rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, and group III mortgage loans.

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

I.   TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES

----------------------------------------- -----------------------------------------------------------------------------
                                Exp'd       Original      Initial                         Avg.             Bench-
 Class          Type          Rating 1      Balance        Coupon     Price    Window     Life   Spread    mark     CPR
-----------------------------------------------------------------------------------------------------------------------
II-X     Senior/Notional/IO      AAA      $200,100,000   [3.49]% 3      n/a   4/02-3/10   n/a      n/a      n/a      30
-----------------------------------------------------------------------------------------------------------------------
III-X    Senior/Notional/IO      AAA       297,450,000   [3.57]% 4      n/a   4/02-3/10   n/a      n/a      n/a      30
-----------------------------------------------------------------------------------------------------------------------
C-B-4      Subordinate/WAC        BB         2,100,000   [6.70]% 5      n/a   4/02-3/10   4.67     n/a    T/curve    30
-----------------------------------------------------------------------------------------------------------------------
C-B-5      Subordinate/WAC         B         1,150,000   [6.70]% 5      n/a   4/02-3/32   4.67     n/a    T/curve    30
-----------------------------------------------------------------------------------------------------------------------
C-B-6      Subordinate/WAC        NR         1,090,000   [6.70]% 5      n/a   4/02-3/32   4.67     n/a    T/curve    30
-----------------------------------------------------------------------------------------------------------------------

------------------------
         Proj.Net
 Class   Margin 2    MTR
------------------------
II-X        n/a      n/a
------------------------
III-X       n/a      n/a
------------------------
C-B-4      2.44      48
------------------------
C-B-5      2.44      48
------------------------
C-B-6      2.44      48
------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

----------
1 The Class A Certificates are expected to be rated by Standard & Poor's Ratings Services and Fitch Inc. The Class CB Certificates are expected to be rated by at least one of the aforementioned rating agencies, except for the Class CB-6 Certificates, which will not be rated.

2 Based on weighted average information on the assumed collateral as of the cut-off date, the weighted average net reset margin on the Class I-A Certificates is projected to be [2.45]%, the weighted average net reset margin on the Class II-A2, Class III-A3 and Class III-A4 Certificates is projected to be [2.00]%, and the weighted average net reset margin on the Class CB Certificates is projected to be [2.44]%.

3 On each distribution date, the annual certificate interest rate will equal the excess, if any, of (I) the loan group II weighted average pass-through rate over (ii) the weighted average annual certificate interest rate of the Class II-A1 and II-A2 Certificates.

4 On each distribution date, the annual certificate interest rate will equal the excess, if any, of (I) the loan group II weighted average pass-through rate over (ii) the weighted average annual certificate interest rate of the Class II-A1 and II-A2 Certificates.

5 For the initial distribution date, the annual certificate interest rate on the CB Certificates will equal approximately [6.70]%. On each distribution date thereafter, the annual certificate interest rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, and group III mortgage loans.

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

II.  COLLATERAL SUMMARY

Group 1 Collateral Details

----------------------------------------------------------------------
WAC                     6.84%     Average Loan Balance      $  396,944
Net Rate                6.52%     Maximum Loan Balance      $1,476,254
Gross Margin            2.78%     CAL                               44%
Net Margin              2.46%     LTV                               72%
Index                1YR CMT      FICO                             721
Months to Reset            9      Full Doc                          94%
WAM                      317
----------------------------------------------------------------------

Group 2 Collateral Details

----------------------------------------------------------------------
WAC                     6.93%     Average Loan Balance      $  416,252
Net Rate                6.60%     Maximum Loan Balance      $1,251,424
Gross Margin            2.76%     CAL                               50%
Net Margin              2.44%     LTV                               70%
Index                1YR CMT      FICO                             725
Months to Reset           42      Full Doc                          88%
WAM                      320
----------------------------------------------------------------------

Group 3 Collateral Details

----------------------------------------------------------------------
WAC                     7.20%     Average Loan Balance      $  485,219
Net Rate                6.89%     Maximum Loan Balance      $1,499,991
Gross Margin            2.75%     CAL                               60%
Net Margin              2.45%     LTV                               70%
Index                1YR CMT      FICO                             720
Months to Reset           79      Full Doc                          86%
WAM                      323
----------------------------------------------------------------------

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

III. AVAILABLE FUNDS CAP

Class II-A-1 Available       The annual certificate interest rate on the
Funds Cap:                   Class II-A-1 Certificates is equal to LIBOR
                             plus [0.22%], with a maximum of 8.0%, and subject to the Class II-A-1 Available Funds
                             Cap. On any distribution date, the Class
                             II-A-1 Available Funds Cap will equal (x) the excess of (i) 1/12 of the Weighted Average
                             Pass-Through Rate of the Group II mortgage loans multiplied by the principal balance of the Group II mortgage loans over (ii) the sum of (A) the amount of interest accrued on all Group II Certificates (other than the Class
                             II-A-1 and Class II-X Certificates) and (B) the amount of interest accrued on the Group
                             C-B Certificates on that distribution date to the extent that it is derived from the Group
                             II loans, divided by (y) 1/12 of the Class
                             II-A-1 Principal Balance, immediately prior to that distribution date. If on any distribution date, the Class II-A-1 Available
                             Funds Cap is less than the lesser of (i)
                             LIBOR +[0.22]% and (ii) 8.0%, then interest distributions to the Class II-A-1
                             Certificates will be limited to the Class
                             II-A-1 Available Funds Cap. This shortfall in interest caused by the Class II-A-1 Available
                             Funds Cap will not be paid to
                             certificateholders on any future distribution date.

Class III-A-1 Available      The annual certificate interest rate on the
Funds Cap:                   Class III-A-1 Certificates is equal to LIBOR
                             plus [0.22]%, with a maximum of 8.0%, and subject to the Class III-A-1 Available Funds
                             Cap. On any distribution date, the Class
                             III-A-1 Available Funds Cap will equal (x) the excess of (i) 1/12 of the Weighted
                             Average Pass-Through Rate of the Group III mortgage loans multiplied by the principal balance of the Group III mortgage loans over
                             (ii) the sum of (A) the amount of interest accrued on all Group III Certificates (other than the Class III-A-1 and Class III-X
                             Certificates) and (B) the amount of interest accrued on the Group C-B Certificates on that distribution date to the extent that it is derived from the Group III loans, divided by
                             (y) 1/12 of the Class III-A-1 Principal
                             Balance, immediately prior to that
                             distribution date. If on any distribution date, the Group III Available Funds Cap is less than the lesser of (i) LIBOR +[0.22]% and (ii) 8.0%, then interest distributions to the Class III-A-1 Certificates will be limited to the Class III-A-1 Available Funds
                             Cap. This shortfall in interest caused by the Class III-A-1 Available Funds Cap will not be paid to certificateholders on any future distribution date.

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

IV. CREDIT ENHANCEMENT

Subordination:               The group I, group II, and group III
                             Certificates will receive distributions of interest and principal before the group C-B
                             Certificates are entitled to receive
                             distributions of interest or principal. The group C-B Certificates absorb most losses on the group I, group II and group III mortgage loans prior to the group I, group II and group III Certificates.

                             It is anticipated that the subordination which provides credit enhancement for the most senior rated class of offered certificates will initially equal [2.50%].

                             It is anticipated that the subordination which provides credit enhancement for the second most senior rated class of offered certificates will initially equal [1.45%].

                             It is anticipated that the subordination which provides credit enhancement for the third most senior rated class of offered certificates will initially equal [0.95%].

                             It is anticipated that the subordination which provides credit enhancement for the fourth most senior rated class of offered certificates will initially equal [0.60%].

Shifting of
Interests:                   The group I, group II and group III
                             Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the fifth anniversary of the first distribution date.
                             During the next four years, these senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of the group I, group
                             II and group III Certificates will be paid the full amount of principal to which they are entitled. If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date, then the subordinate classes will receive their pro rata share of principal payments. If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date, then the subordinate classes will receive 50% of their pro rata share of principal payments.

Cross-
Collateralization:           In certain limited circumstances, principal
                             and interest collected from one or more of the group I, group II or group III mortgage loans may be used to pay principal or interest, or both, to the group I, group II or group III Certificates unrelated to that loan group.

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

V.   SUMMARY TERMS

Title of Series:             Mortgage Pass-Through Certificates, Series
                             2002-AR1.

Depositor and Master         Washington Mutual Mortgage Securities Corp.
Servicer:

Seller:                      PNC Bank, National Association.

Sole Underwriter:            Credit Suisse First Boston Securities Corp.

Trustee:                     State Street Bank and Trust Company.

Cut-off Date:                March 1, 2002.

Pricing Date:                On or about March 12, 2002.

Closing Date:                On or about March 27, 2002.

Investor Settlement Date:    On or about March 28, 2002.

Distribution Dates:          The 25th day of each month or, if such day is
                             not a business day, then the next succeeding business day, beginning in April 2002.

Accrual Periods:             For any distribution date, the offered
                             certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the class II-A1 and III-A1 Certificates which accrue from the period commencing on the immediately preceding distribution date and ending on the day immediately preceding such distribution date.

Delay Days:                  24 days, except for the class II-A1 and
                             III-A1 Certificates which have a 0 day delay.

Optional Redemption:         On any distribution date on or after which
                             the aggregate Stated Principal Balance of the group I, group II and group III mortgage loans is less than or equal to 5% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date, WAMMS will have the option to purchase the mortgage loans.

Pricing Prepay Speed:        30% CPR.

Certificate Ratings:         The offered certificates are expected to be
                             rated by Fitch Ratings Services ("Fitch") and
                             Standard & Poor's Rating Services ("S&P"), as indicated above.

ERISA Eligibility:           The offered certificates may be eligible for
                             purchase by persons investing assets of
                             employee benefit plans or individual
                             retirement accounts, subject to certain
                             considerations described in the prospectus supplement.

Federal Tax Treatment:       REMIC.

Principal and Interest       The Servicer will make cash advances with
Advancing:                   respect to delinquent payments of principal
                             and interest on any Mortgage Loan to the extent they are deemed recoverable.

Mortgage Loans:              Adjustable rate mortgage loans secured by
                             first liens on residential properties. Please see "Collateral Summary" herein.

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

SMMEA: The offered certificates are expected to constitute "mortgage related securities" for SMMEA.

Registration:                The offered certificates will be available in
                             book-entry form through DTC, Clearstream,
                             Luxembourg and Euroclear.

Priority of                  Distribution will in general be made to the
Distributions:               extent of the Available Funds for the related
                             group in the order and priority as follows:

                                  1. First, to the Class A, Class X and Class R Certificates, pro rata, accrued and unpaid interest at their respective interest rates on their respective Class Principal Balances or Class Notional Amount, as applicable;

                                  2.   Second, to the Class A and Class R
                                       Certificates, as principal, the Senior
                                       Principal Distribution amount as
                                       described below under the heading
                                       "Distributions of Principal."

                                  3.   Next, to each class of Group CB
                                       Certificates, interest and then
                                       principal in increasing order of
                                       numerical class designation; and

                                  4.   Then, to the Class R Certificates, the
                                       remainder (which is expected to be zero) of all Available Funds.


Distribution of Principal:   On each distribution date, an amount up to
                             the amount of the Group I Senior Principal
                             Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

                                  1.   First, to the Class R Certificates,
                                       until the Class Principal Balance of the Class R Certificates has been reduced to zero;

                                  2.   Then, to the Class I-A, until the Class
                                       I-A Principal Balance has been reduced
                                       to zero.

                             On each distribution date, an amount up to the amount of the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

                                  1.   First, to the Class R Certificates,
                                       until the Class Principal Balance of the Class R Certificates has been reduced to zero;

                                  2.   Second, to the Class II-A1, until the
                                       Class II-A1 Principal Balance has been
                                       reduced to zero; and

                                  3.   Third, to the Class II-A2, until the
                                       Class II-A2 Principal Balance has been
                                       reduced to zero.

                             On each distribution date, an amount, up to the amount of the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

                                  1. First, to the Class III-A1 Certificates, until the Class Principal Balance of the Class III-A1 Certificates has been reduced to zero;

                                  2.   Second, to the Class III-A2
                                       Certificates, until the Class III-A2
                                       Principal Balance has been reduced to
                                       zero; and

                                  3. Third, to the Class III-A3 Certificates, until the Class III-A3 Principal Balance has been reduced to zero.

                                  4.   Fourth, to the Class III-A4
                                       Certificates, until the Classs III-A4
                                       Principal Balance has been reduced to
                                       zero.

                             On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group CB Certificates, to the extent of the aggregate Available Funds for Group I, Group II and Group III remaining after distribution of interest and principal to the Group I, Group II and Group III Certificates. Each class of Group CB Certificates will be entitled to receive its pro rata share, based on its respective Class

                             Principal Balance, of the Subordinate
                             Principal Distribution Amount. Distributions of principal of

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

                             the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class CB-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

COLLATERAL DETAILS
-------------------------------

Portfolio Summary Group 1

Loan Count: 577
 Balance: 229,036,606.81
Avg Balance: 396,943.86
Minimum Balance: 19,917.59
Maximum Balance: 1,476,253.78
WAC: 6.83995
WA/Net/Rate: 6.51924
WA/Gross/Margin: 2.77994
WA/Net/Margin: 2.459230
WAM: 317
Wa Months To Next Rate Adj.: 9
Season: 43
Wgt Avg LTV: 72.310
% in California: 43.492
FICO: 721
-------------------------------

                                                            Loan Count   Balance           %    WAC     LTV     FICO
Index
                           Treasury - 1 Year                       577   229,036,606.81   100    6.84     72.4    721
                                                            ---------------------------------------------------------
                                                                   577   229,036,606.81   100    6.84     72.4    721

Months to Next Rate Adj.
                           1 - 12                                  427   166,735,217.44    73   6.775    73.01    720
                           13 - 24                                 150    62,301,389.37    27   7.013    70.73    725
                                                            ---------------------------------------------------------
                                                                   577   229,036,606.81   100    6.84     72.4    721
                           Min.: 1
                           Max.: 20
                           Wtd. Avg.: 9

Next Rate Adj. Date

                           2002-03                                  18     7,359,564.74   3.2    7.17     69.6    707
                           2002-04                                  20     7,301,269.44   3.2   7.318    75.12    724
                           2002-05                                  11     3,284,439.81   1.4    7.24    72.33    743
                           2002-06                                  20     6,266,671.64   2.7   6.992    76.28    723
                           2002-07                                  29    11,606,814.63   5.1   7.022    73.36    712
                           2002-08                                  45    19,689,547.00   8.6   6.891    73.25    726
                           2002-09                                  63    24,453,209.88    11   6.822    74.92    716
                           2002-10                                  42    15,234,918.98   6.7   6.905    74.06    711
                           2002-11                                  51    18,106,126.06   7.9   6.669    71.71    727
                           2002-12                                  54    21,121,781.01   9.2   6.388    72.07    734
                           2003-01                                  43    19,050,954.97   8.3    6.53    72.23    724
                           2003-02                                  31    13,259,919.28   5.8   6.531    71.41    697
                           2003-03                                  24     8,989,364.64   3.9   6.828    70.52    712

CREDIT | FIRST                   WAMMS 2002-AR1                   March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS         (212) 538-3831

                           2003-04                                  27    10,031,554.15   4.4   6.993       72    715
                           2003-05                                  34    14,587,067.42   6.4   7.179    66.91    732
                           2003-06                                  18     6,797,859.51     3   7.285    76.17    713
                           2003-07                                  17     7,558,502.99   3.3   6.878    70.66    705
                           2003-08                                   9     5,184,215.63   2.3   6.939    69.01    729
                           2003-09                                  15     6,534,511.86   2.9   6.902     70.4    771
                           2003-10                                   6     2,618,313.17   1.1    6.91    77.85    743
                                                             ---------------------------------------------------------
                                                                   577   229,036,606.81   100    6.84     72.4    721
                           WA Adjustment Date: 2002-11-26

Rate Change Frequency
                                                           12      577   229,036,606.81   100    6.84     72.4    721
                                                             ---------------------------------------------------------
                           Total                                   577   229,036,606.81   100    6.84     72.4    721

Gross Margin
                           2.001 - 3.000                           574   228,137,056.21   100   6.837    72.33    721
                           3.001 - 4.000                             3       899,550.60   0.4   7.586    88.72    767
                                                             ---------------------------------------------------------
                                                                   577   229,036,606.81   100    6.84     72.4    721
                           Wgt Avg: 2.780

Gross Rate
                           4.501 - 4.750                             8     3,067,508.61   1.3    4.75    71.64    730
                           4.751 - 5.000                             5     3,056,662.79   1.3   4.875    65.81    691
                           5.001 - 5.250                            17     6,491,593.82   2.8   5.148    73.48    726
                           5.251 - 5.500                             8     2,532,965.85   1.1   5.448     80.9    758
                           5.501 - 5.750                            22     8,562,746.97   3.7   5.738    71.87    713
                           5.751 - 6.000                            16     5,671,767.30   2.5   5.953    75.11    755
                           6.001 - 6.250                            21     9,384,504.58   4.1     6.2    70.28    749
                           6.251 - 6.500                            61    21,549,166.07   9.4   6.442    74.16    727
                           6.501 - 6.750                            64    24,149,086.46    11    6.72    73.95    719
                           6.751 - 7.000                           129    54,981,946.41    24   6.941    71.84    719
                           7.001 - 7.250                            98    39,306,397.09    17   7.198    69.48    722
                           7.251 - 7.500                            56    24,027,009.27    11   7.453    74.06    703
                           7.501 - 7.750                            50    17,572,202.57   7.7   7.679    73.87    736
                           7.751 - 8.000                            16     6,795,289.77     3   7.887    71.94    686
                           8.001 - 8.250                             3     1,188,809.20   0.5   8.189    71.81    694
                           8.251 - 8.500                             3       698,950.05   0.3   8.375    87.42    758
                                                             ---------------------------------------------------------
                           Total                                   577   229,036,606.81   100    6.84     72.4    721

Net Rate
                           4.251 - 4.500                             8     3,067,508.61   1.3    4.75    71.64    730
                           4.501 - 4.750                             6     3,386,993.22   1.5   4.912    66.97    690
                           4.751 - 5.000                            16     6,161,263.39   2.7   5.142    73.24    729
                           5.001 - 5.250                             8     2,532,965.85   1.1   5.448     80.9    758
                           5.251 - 5.500                            23     8,857,583.09   3.9   5.743    72.13    715
                           5.501 - 5.750                            15     5,376,931.18   2.3   5.958    74.85    755
                           5.751 - 6.000                            22     9,694,941.12   4.2   6.206    69.92    748
                           6.001 - 6.250                            64    22,725,642.02   9.9   6.468    74.73    726
                           6.251 - 6.500                            65    24,423,391.56    11   6.735    73.21    718
                           6.501 - 6.750                           137    58,055,141.98    25   6.966    71.87    719
                           6.751 - 7.000                            99    39,529,801.83    17   7.228    69.96    724
                           7.001 - 7.250                            52    22,407,223.84   9.8   7.469    73.55    700
                           7.251 - 7.500                            42    14,723,804.40   6.4   7.699    74.85    742
                           7.501 - 7.750                            15     6,784,016.89     3   7.909    70.05    678
                           7.751 - 8.000                             2       610,447.78   0.3    8.25       80    694
                           8.001 - 8.250                             3       698,950.05   0.3   8.375    87.42    758
                                                             ---------------------------------------------------------
                           Total                                   577   229,036,606.81   100    6.84     72.4    721

CREDIT | FIRST                WAMMS 2002-AR1                     March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS        (212) 538-3831

                          Wgt Avg:6.519

First Periodic Rate Cap
                                                             2         260      113,264,654.46    50   6.746   73.08   719
                                                             5         317      115,771,952.35    51   6.932   71.72   723
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721
                          Wgt Avg: 3.516

Periodic Rate Cap
                                                             2         577      229,036,606.81   100    6.84    72.4   721
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Maximum Rate
                          <= 8.999                                       5        1,684,952.70   0.7   6.416   73.79   723
                          9.000 - 9.990                                  1          330,666.57   0.1    7.75   52.87   795
                          9.991 - 10.990                                 2          620,709.38   0.3    5.75   87.35   644
                          10.991 - 11.990                              110       38,210,561.57    17    6.43   72.36   728
                          11.991 - 12.990                              301      122,690,501.80    54   6.737   72.55   723
                          12.991 >=                                    158       65,499,214.79    29   7.289   72.04   713
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721
                          Wgt Avg: 12.461

State
                          California                                   233       99,613,084.38    44   6.933   71.46   726
                          Connecticut                                   21       12,362,312.01   5.4   6.847   71.74   742
                          New Jersey                                    26       11,267,220.07   4.9   6.948   73.14   707
                          Illinois                                      26       10,967,123.75   4.8   6.454   72.66   729
                          Texas                                         23        8,348,814.69   3.6   6.838   70.56   733
                          Colorado                                      20        7,772,865.08   3.4   6.893      69   731
                          Georgia                                       32        7,559,690.56   3.3   6.901   79.13   709
                          New York                                      15        7,142,317.87   3.1   7.064   70.49   723
                          Massachusetts                                 17        6,325,604.18   2.8   6.907   72.36   711
                          Washington                                    17        6,310,367.91   2.8   6.902   70.74   715
                          Other                                        147       51,367,206.31    22   6.654   74.44   709
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Scheduled Balance
                          0.01 - 50,000.00                               1           19,917.59     0    7.75      75   678
                          50,000.01 - 300,700.00                       147       30,713,819.53    13   6.827   77.38   729
                          300,700.01 - 650,000.00                      384      155,217,674.91    68   6.844   72.61   721
                          650,000.01 - 900,000.00                       19       14,254,140.12   6.2   6.744   67.28   712
                          900,000.01 - 1,250,000.00                     20       20,268,887.08   8.8   6.838   68.31   728
                          1,250,000.01 - 1,500,000.00                    6        8,562,167.58   3.7   6.977   68.95   693
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Original Term
                          <= 180                                         1           92,844.32     0     7.5   26.74   798
                          301 - 360                                    575      228,604,075.36   100    6.84   72.39   721
                          361 >=                                         1          339,687.13   0.1     6.5   89.98   706
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Stated Remaining Term
                          <= 180                                         1           92,844.32     0     7.5   26.74   798
                          241 - 280                                     19        6,486,226.36   2.8   6.399   75.93   713
                          281 - 320                                    354      126,746,997.18    55   6.952   71.76   720
                          321 - 360                                    203       95,710,538.95    42   6.721   73.04   723
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721
Fico

CREDIT | FIRST                WAMMS 2002-AR1                     March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS        (212) 538-3831

                          Not Available                                 13        5,192,740.53   2.3   6.979   70.62    99
                          101 - 550                                      7        3,714,315.82   1.6   7.145   75.28   524
                          551 - 579                                      6        2,557,085.26   1.1   7.064   74.28   572
                          580 - 619                                     24        8,705,490.60   3.8   6.986    78.3   600
                          620 - 659                                     42       16,153,832.93   7.1   7.049   75.31   644
                          660 - 699                                     84       37,163,990.70    16   6.804   71.01   681
                          700 - 729                                     88       36,023,655.42    16   6.845   73.45   715
                          730 >=                                       313      119,525,495.55    52   6.791   71.63   766
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Original LTV
                          <= 50.000                                     36       16,167,327.88   7.1   6.823   42.32   740
                          50.001 - 55.000                               16        7,383,630.99   3.2   6.978   53.09   752
                          55.001 - 60.000                               33       13,518,032.15   5.9   6.693   58.23   721
                          60.001 - 65.000                               40       18,406,957.68     8   6.834   62.84   724
                          65.001 - 70.000                               46       22,177,144.65   9.7   6.876   68.42   722
                          70.001 - 75.000                               88       38,422,393.36    17   6.906   73.48   701
                          75.001 - 80.000                              224       88,293,295.28    39   6.845    79.4   727
                          80.001 - 85.000                               13        4,463,404.53   1.9   6.666   83.12   679
                          85.001 - 90.000                               56       15,300,327.35   6.7   6.704    89.5   728
                          90.001 - 95.000                               25        4,904,092.94   2.1   6.918   94.18   678
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Documentation Type
                          Full                                         544      215,250,485.77    94   6.851   73.05   721
                          Reduced                                       26       10,057,248.39   4.4   6.754   64.78   725
                          Stated Income/ Stated Asset                    7        3,728,872.65   1.6   6.423   55.45   711
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Purpose
                          Purchase                                     341      133,955,718.56    59   6.798   76.87   726
                          Refinance - Rate Term                        136       50,703,325.98    22   6.941   68.96   714
                          Refinance - Cashout                           99       44,057,226.23    19   6.867   62.74   715
                          Home Improvement                               1          320,336.04   0.1    4.75   76.34   730
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Property Type
                          Single Family Residence                        1          342,494.02   0.1   6.375   94.99   747
                          Single Family Detached                       499      197,678,822.52    86   6.833   71.93   720
                          Townhouse                                      1          124,604.96   0.1       7      90   730
                          Condo                                         28       10,547,705.87   4.6   6.775   75.07   731
                          2 Family                                       3        1,291,010.34   0.6    7.42   74.69   782
                          2-4 Family                                     3        2,714,001.16   1.2   7.186   78.58   765
                          PUD                                           42       16,337,967.94   7.1   6.871   74.45   718
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

Occupancy Status
                          Primary                                      567      224,872,702.95    98   6.833   72.39   721
                          Second Home                                   10        4,163,903.86   1.8   7.225   72.66   736
                                                            --------------------------------------------------------------
                          Total                                        577      229,036,606.81   100    6.84    72.4   721

--------------------------------------------------------------------------------
Portfolio Summary Group 2

CREDIT | FIRST                WAMMS 2002-AR1                     March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS        (212) 538-3831

Loan Count: 527
 Balance: 219,364,824.78
Avg Balance: 416,252.04
Minimum Balance: 82,854.51
Maximum Balance: 1,251,424.04
WAC: 6.92747
WA/Net/Rate: 6.60384
WA/Gross/Margin: 2.75975
WA/Net/Margin: 2.43612
WAM: 320
Months to Roll: 43
Season: 40
Wgt Avg LTV: 69.607
% in California: 50.395
FICO: 725
--------------------------------------------------------------------------------

Index

                                                                   Loan Count      Balance        %     WAC     LTV    FICO
                          Treasury - 1 Year                            527      219,364,824.78   100   6.927   69.61   725
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
Months to Next Rate Adj.
                          13 - 24                                       18        7,617,131.16   3.5   6.893   68.39   750
                          25 - 36                                       61       23,646,852.53    11   7.067   73.13   707
                          37 - 48                                      350      143,598,287.13    66    6.91   68.45   730
                          49 - 60                                       98       44,502,553.96    20   6.917   71.67   718
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
                          Min.: 21
                          Max.: 58
                          Wtd. Avg.: 43

Next Rate Adj. Date
                          2003-11                                        6        3,086,082.52   1.4   6.799   67.27   765
                          2003-12                                        4        1,316,575.57   0.6   6.933   77.36   736
                          2004-01                                        6        2,519,919.60   1.1    6.99   62.76   754
                          2004-02                                        2          694,553.47   0.3   6.875   76.81   701
                          2004-03                                        3        1,076,822.63   0.5   6.738   63.81   687
                          2004-04                                        2        1,339,127.85   0.6   7.092   55.31   668
                          2004-05                                        2          670,911.26   0.3   6.817   80.15   752
                          2004-06                                        4        1,772,034.72   0.8   6.997    73.1   668
                          2004-07                                       12        5,273,011.53   2.4   6.941   69.28   715
                          2004-08                                        6        2,207,026.25     1   6.953   78.16   690
                          2004-09                                       13        4,936,616.61   2.3   7.097   74.47   704
                          2004-10                                        4        1,282,835.59   0.6   7.039   78.91   727
                          2004-11                                        1          339,070.50   0.2       7      80   721
                          2005-01                                        7        2,253,775.03     1   7.335   79.74   738
                          2005-02                                        7        2,495,620.56   1.1   7.403   76.04   714
                          2005-03                                       12        3,454,235.23   1.6   7.014   74.38   735
                          2005-04                                       13        5,718,482.99   2.6   7.026    57.6   755
                          2005-05                                       13        4,742,722.61   2.2   6.962      77   746
                          2005-06                                        6        1,958,795.73   0.9   7.093   69.68   763
                          2005-07                                       14        5,099,365.05   2.3   7.022   71.13   722
                          2005-08                                       44       17,724,572.69   8.1   7.004   71.19   742
                          2005-09                                       41       15,574,584.64   7.1   7.032   69.15   731
                          2005-10                                       20        8,202,879.30   3.7   6.936   69.83   732

CREDIT | FIRST                WAMMS 2002-AR1                     March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS        (212) 538-3831

                          2005-11                                       71       29,547,355.28    14   6.795   69.96   725
                          2005-12                                       50       22,150,840.49    10   6.834   67.58   730
                          2006-01                                       39       15,318,979.76     7   6.884   64.15   708
                          2006-02                                       27       14,105,473.36   6.4   6.872   65.24   727
                          2006-03                                       22       10,887,097.46     5   6.858    70.5   727
                          2006-04                                       17        6,923,535.57   3.2    6.93   69.82   710
                          2006-05                                       15        7,965,555.31   3.6   6.908    74.6   714
                          2006-06                                       14        7,049,096.34   3.2   6.884      69   706
                          2006-07                                       15        5,861,429.35   2.7   6.942   76.12   733
                          2006-08                                        7        2,292,485.37     1    6.99   78.32   746
                          2006-09                                        5        2,520,486.98   1.1   7.103   62.64   736
                          2006-10                                        1          308,339.52   0.1   7.125      80   779
                          2006-12                                        2          694,528.06   0.3   6.929   71.53   483
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
                          WA Adjustment Date: 2005-09-12

Rate Change Frequency
                                                            12         527      219,364,824.78   100   6.927   69.61   725
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725

Gross Margin              2.001 - 3.000                                527      219,364,824.78   100   6.927   69.61   725
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
                          Wgt Avg: 2.760

Gross Rate                5.751 - 6.000                                  1          371,715.33   0.2       6      80   768
                          6.001 - 6.250                                  3        1,298,601.87   0.6    6.25   72.06   700
                          6.251 - 6.500                                  9        3,728,000.51   1.7   6.488   66.96   743
                          6.501 - 6.750                                108       44,373,410.82    20   6.733   68.27   714
                          6.751 - 7.000                                307      131,315,805.57    60   6.928   69.15   729
                          7.001 - 7.250                                 81       31,730,526.03    15   7.142   72.84   729
                          7.251 - 7.500                                  9        3,520,370.48   1.6   7.423   74.79   717
                          7.501 - 7.750                                  3        1,227,393.26   0.6   7.687    60.8   726
                          7.751 - 8.000                                  5        1,538,003.65   0.7   7.976   77.73   685
                          8.001 - 8.250                                  1          260,997.26   0.1   8.125   70.77   722
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725

Net Rate
                          5.501 - 5.750                                  1          371,715.33   0.2       6      80   768
                          5.751 - 6.000                                  4        1,653,421.27   0.8   6.277   70.84   711
                          6.001 - 6.250                                 16        6,073,077.12   2.8   6.556   68.93   728
                          6.251 - 6.500                                120       49,378,171.01    23   6.761   69.42   720
                          6.501 - 6.750                                307      132,436,655.52    60   6.943   68.93   728
                          6.751 - 7.000                                 67       25,693,852.96    12   7.188    73.3   728
                          7.001 - 7.250                                  4        1,346,906.12   0.6     7.5    71.7   697
                          7.251 - 7.500                                  2          612,024.54   0.3    7.75   46.52   750
                          7.501 - 7.750                                  5        1,538,003.65   0.7   7.976   77.73   685
                          7.751 - 8.000                                  1          260,997.26   0.1   8.125   70.77   722
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
                          Wgt Avg: 6.604

First Periodic Rate Cap
                                                              2          1          599,013.51   0.3       7   52.41   789
                                                              5        526      218,765,811.27   100   6.927   69.65   725
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
                          Wgt Avg: 4.992

CREDIT | FIRST                WAMMS 2002-AR1                     March 11, 2002
SUISSE | BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS        (212) 538-3831

Periodic Rate Cap
                                                             2         527      219,364,824.78   100   6.927   69.61   725
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725

Maximum Rate
                          <= 8.999                                       2        1,656,954.66   0.8   6.783   71.84   776
                          9.991 - 10.990                                 1          254,684.33   0.1   6.875   79.92   618
                          10.991 - 11.990                              216       95,513,645.75    44   6.827   67.59   721
                          11.991 - 12.990                              212       86,038,581.59    39   6.952   70.79   727
                          12.991 >=                                     96       35,900,958.45    16   7.143   71.96   733
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
                          Wgt Avg: 12.144

State
                          California                                   265      110,548,727.27    50   6.912   68.06   732
                          Massachusetts                                 47       19,463,776.91   8.9   6.923   69.05   714
                          Connecticut                                   36       16,983,147.48   7.7   6.853   66.28   717
                          Illinois                                      20        8,375,812.16   3.8   6.907   72.12   744
                          New Jersey                                    16        7,066,165.31   3.2   6.918   70.45   740
                          Colorado                                      15        6,779,528.98   3.1   7.061   70.67   726
                          New York                                      13        6,668,254.68     3   6.891   72.73   734
                          Pennsylvania                                  12        4,974,800.08   2.3   6.894   72.22   726
                          Georgia                                       14        4,877,160.68   2.2   7.035   74.35   732
                          Michigan                                      13        4,766,323.14   2.2    7.03    73.1   727
                          Other                                         76       28,861,128.09    13   6.991   74.11   702
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725

Scheduled Balance
                          50,000.01 - 300,700.00                        76       19,576,012.39   8.9   6.981   73.29   727
                          300,700.01 - 650,000.00                      410      163,713,011.86    75   6.927   70.57   725
                          650,000.01 - 900,000.00                       21       15,925,749.11   7.3   6.923   66.54   718
                          900,000.01 - 1,250,000.00                     19       18,898,627.38   8.6   6.881   60.04   729
                          1,250,000.01 - 1,500,000.00                    1        1,251,424.04   0.6   6.875    69.2   782
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725

Original Term
                          181 - 300                                      1          297,220.92   0.1   6.625    70.2   760
                          301 - 360                                    526      219,067,603.86   100   6.928   69.61   725
                                                            --------------------------------------------------------------
                                                                       527      219,364,824.78   100   6.927   69.61   725

Stated Remaining Term
                          181 - 240                                      1          297,220.92   0.1   6.625    70.2   760
                          241 - 280                                      7        3,079,109.09   1.4   6.915   75.65   743
                          281 - 320                                    193       75,092,636.81    34   7.022   70.12   737
                          321 - 360                                    326      140,895,857.96    64   6.878    69.2   719
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725
Fico

                          Not Available                                  7        2,416,251.19   1.1   6.937   73.17    75
                          551 - 579                                      3        1,015,411.99   0.5   6.787   80.81   567
                          580 - 619                                     17        6,922,958.46   3.2   6.967    74.5   607
                          620 - 659                                     36       16,305,672.85   7.4   6.916   69.88   642
                          660 - 699                                     69       28,500,834.63    13   6.965   71.29   680
                          700 - 729                                     97       41,442,286.52    19   6.947   71.99   714
                          730 >=                                       298      122,761,409.14    56   6.912   67.94   765
                                                            --------------------------------------------------------------
                          Total                                        527      219,364,824.78   100   6.927   69.61   725

CREDIT|FIRST                     WAMMS 2002-AR1                   March 11, 2002
SUISSE|BOSTON         PRELIMINARY COMPUTATIONAL MATERIALS            (212) 538-
3831

Original LTV
                     <= 50.000                                     40    20,724,986.40   9.4   6.897   41.16   736
                     50.001 - 55.000                               25    11,099,583.09   5.1   6.909   52.34   736
                     55.001 - 60.000                               22     9,920,106.89   4.5   6.901   57.74   726
                     60.001 - 65.000                               43    19,707,609.54     9   6.908   63.06   727
                     65.001 - 70.000                               82    35,199,852.76    16   6.893   67.93   733
                     70.001 - 75.000                               88    35,831,496.52    16   6.977   73.26   723
                     75.001 - 80.000                              190    74,888,907.47    34   6.929   79.22   720
                     80.001 - 85.000                                5     1,771,837.15   0.8   6.943   84.13   707
                     85.001 - 90.000                               30     9,649,782.83   4.4   7.007    89.8   717
                     90.001 - 95.000                                1       251,043.93   0.1   7.125    94.1   739
                     95.001 - 100.000                               1       319,618.20   0.1    6.75     100   753
                                                                  ------------------------------------------------
                     Total                                        527   219,364,824.78   100   6.927   69.61   725

Documentation Type
                     Full                                         462   193,010,466.58    88   6.925   70.27   726
                     Alternative                                    1       335,973.93   0.2   7.125   77.95   783
                     Reduced                                       45    18,424,380.07   8.4   6.974   66.09   724
                     Loan Count Ratio                               1       148,199.26   0.1    7.25   89.29   649
                     Loan Count Income/ Loan Count
                        Asset                                      18     7,445,804.94   3.4   6.851   60.22   705
                                                                  ------------------------------------------------
                     Total                                        527   219,364,824.78   100   6.927   69.61   725

Purpose
                     Purchase                                     227    90,276,778.83    41   6.945   75.77   725
                     Refinance - Rate Term                        180    72,412,446.35    33   6.928   65.59   729
                     Refinance - Cashout                          120    56,675,599.60    26   6.899   64.93   721
                                                                  ------------------------------------------------
                     Total                                        527   219,364,824.78   100   6.927   69.61   725

Property Type
                     Single Family Detached                       434   183,627,843.32    84   6.922   68.83   723
                     Condo                                         31    11,287,346.08   5.1   6.908   75.27   752
                     Condo - High Rise >8 floors                    1       212,499.24   0.1       7      80   676
                     2 Family                                       2       870,510.56   0.4   7.217   77.51   724
                     3 Family                                       1       307,160.98   0.1       7      80   714
                     4 Family                                       1       341,890.68   0.2       8   70.41   677
                     2-4 Family                                     1       331,188.66   0.2    6.75    69.9   667
                     Co-op                                          1       481,305.56   0.2   6.625      75   743
                     PUD                                           54    21,338,219.05   9.7   6.963   72.29   729
                     Deminimus PUD                                  1       566,860.65   0.3   7.125   79.59   788
                                                                  ------------------------------------------------
                     Total                                        527   219,364,824.78   100   6.927   69.61   725

Occupancy Status
                     Primary                                      510   213,274,449.94    97   6.927   69.58   725
                     Second Home                                   12     5,379,925.77   2.5   6.944   70.09   736
                     Investment                                     5       710,449.07   0.3   6.891   75.26   717
                                                                  ------------------------------------------------
                     Total                                        527   219,364,824.78   100   6.927   69.61   725

--------------------------------------------------------------------------------
Porfolio Summary Group 3

Loan Count: 672
Balance: 326,066,952.78
Avg Balance: 485,218.68
Minimum Balance: 66,500.00
Maximum Balance: 1,499,991.03
--------------------------------------------------------------------------------

CREDIT|FIRST                     WAMMS 2002-AR1                   March 11, 2002
SUISSE|BOSTON         PRELIMINARY COMPUTATIONAL MATERIALS             (212) 538-
3831

--------------------------------------------------------------------------------
WAC: 7.20477
WA/Net/Rate: 6.89925
WA/Gross/Margin: 2.75180
WA/Net/Margin: 2.44628
WAM: 323
Months to Roll: 81
Season: 37
Wgt Avg LTV: 66.979
% in California: 59.996
FICO: 720
--------------------------------------------------------------------------------

Index Type                                                          Loan Count      Balance         %    WAC     LTV     FICO
                           Treasury - 1 Year                               672    326,066,952.78   100   7.205   67.95   720
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
Months to Next Rate Adj.
                           49 - 60                                           1        337,644.82   0.1    6.75      80   665
                           61 - 72                                          53     22,553,327.47   6.9   7.834   73.89   705
                           73 - 84                                         483    239,840,530.31    74   7.016   66.51   721
                           85 - 96                                          79     34,846,209.65    11   7.434   72.02   724
                           97 - 108                                         56     28,489,240.53   8.7   8.021   70.73   726
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
                           Min.: 60
                           Max.: 107
                           Wtd. Avg.: 81

Next Rate Adj. Date
                           2007-02                                           1        337,644.82   0.1    6.75      80   665
                           2007-03                                           1        319,697.10   0.1   6.375   55.33   733
                           2007-04                                           6      2,024,686.89   0.6   8.092    77.6   671
                           2007-05                                           5      2,531,814.78   0.8   7.993   73.54   733
                           2007-06                                           1        328,074.35   0.1     8.5      75   579
                           2007-07                                           6      1,796,139.78   0.6   8.239   72.72   698
                           2007-08                                           4      1,648,553.70   0.5   8.078    82.4   677
                           2007-09                                           4      2,030,015.52   0.6   7.961      80   738
                           2007-10                                           3      1,252,543.09   0.4   7.787   76.01   684
                           2007-11                                           5      2,333,096.17   0.7   7.906   67.89   741
                           2007-12                                           9      3,678,999.73   1.1   7.715   70.63   702
                           2008-01                                           4      2,133,823.20   0.7   7.723   71.26   666
                           2008-02                                           5      2,475,883.16   0.8   7.227   76.32   726
                           2008-03                                          30     14,846,598.02   4.6   7.125   66.82   733
                           2008-04                                          58     28,245,677.21   8.7   7.202   68.75   711
                           2008-05                                          35     14,985,430.45   4.6   7.169   68.49   738
                           2008-06                                          39     18,686,769.49   5.7   7.197   69.22   735
                           2008-07                                          22      9,808,331.51     3   7.078   69.16   742
                           2008-08                                          55     28,282,274.77   8.7   7.111   65.81   726
                           2008-09                                          21      9,868,632.45     3   7.159   60.83   642
                           2008-10                                          30     13,714,024.51   4.2   6.975   66.34   737
                           2008-11                                          80     41,850,169.01    13   6.818   64.02   732
                           2008-12                                          68     35,261,350.26    11   6.811   67.27   720
                           2009-01                                          27     14,088,013.17   4.3   6.966   62.26   733

CREDIT|FIRST                     WAMMS 2002-AR1                   March 11, 2002
SUISSE|BOSTON         PRELIMINARY COMPUTATIONAL MATERIALS             (212) 538-
3831

                           2009-02                                          18     10,203,259.46   3.1   6.969    70.6   640
                           2009-03                                          10      4,867,276.91   1.5   7.045   70.01   726
                           2009-04                                           6      2,080,220.08   0.6   6.995   73.18   727
                           2009-05                                           2        835,109.95   0.3   6.899    79.7   732
                           2009-06                                           1        408,821.33   0.1   6.875   79.99   719
                           2009-07                                           3      1,517,776.45   0.5   7.447   61.14   719
                           2009-08                                          14      5,617,221.38   1.7   7.242   75.82   727
                           2009-09                                           3      1,186,676.93   0.4   7.282   78.21   742
                           2009-10                                           8      2,629,006.70   0.8   7.564   64.34   644
                           2009-11                                           5      2,818,504.46   0.9   7.816   75.37   703
                           2009-12                                           9      5,874,248.40   1.8   7.773   68.08   758
                           2010-01                                          12      4,863,930.65   1.5   7.658   71.84   729
                           2010-02                                           6      2,147,416.41   0.7   7.546   80.67   731
                           2010-03                                           8      5,033,086.03   1.5   7.832   70.09   728
                           2010-04                                           3      1,281,197.61   0.4   8.065   80.88   681
                           2010-05                                           7      2,516,851.59   0.8   8.161   77.85   725
                           2010-06                                           5      2,615,320.38   0.8   8.151   59.07   708
                           2010-07                                           7      2,428,949.26   0.7   8.187   78.41   729
                           2010-08                                           2        856,381.98   0.3   7.918      85   719
                           2010-09                                           9      3,761,865.55   1.2   8.283   76.09   705
                           2010-10                                           4      2,454,806.83   0.8   8.221   66.38   764
                           2010-11                                           4      2,678,810.24   0.8   7.945   54.82   697
                           2010-12                                           5      3,533,907.95   1.1   7.782    71.5   756
                           2011-01                                           2      1,328,063.11   0.4   7.625   66.64   767
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
                           WA Adjustment Date: 2008-11-06

Rate Change Frequency
                                                             12            672    326,066,952.78   100   7.205   67.95   720
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

Gross Margin
                           1.001 - 2.000                                     7      1,541,921.02   0.5   8.694   86.21   708
                           2.001 - 3.000                                   664    324,211,913.08    99   7.197   67.84   721
                           3.001 - 4.000                                     1        313,118.68   0.1   8.125   89.67   737
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
                           Wgt Avg: 2.752

Gross Rate
                           5.751 - 6.000                                     1        514,621.96   0.2       6   75.71   723
                           6.251 - 6.500                                    16      7,644,489.13   2.3   6.467   61.28   733
                           6.501 - 6.750                                   104     53,717,816.83    17   6.708   66.66   727
                           6.751 - 7.000                                   162     76,297,716.43    23   6.929   66.22   728
                           7.001 - 7.250                                   179     91,824,552.40    28   7.191   66.81   712
                           7.251 - 7.500                                    81     35,897,538.88    11   7.415   70.91   722
                           7.501 - 7.750                                    38     17,377,245.72   5.3   7.692   71.51   728
                           7.751 - 8.000                                    40     20,647,738.40   6.3   7.923   72.85   701
                           8.001 - 8.250                                    27     12,732,454.77   3.9    8.17    70.9   720
                           8.251 - 8.500                                    15      7,513,705.60   2.3   8.406   70.37   720
                           8.501 - 8.750                                     3        614,053.63   0.2    8.75   89.48   734
                           8.751 - 9.000                                     5      1,164,019.03   0.4   8.875   86.51   636
                           9.001 - 9.250                                     1        121,000.00     0   9.125     100     0
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

CREDIT|FIRST                     WAMMS 2002-AR1                   March 11, 2002
SUISSE|BOSTON         PRELIMINARY COMPUTATIONAL MATERIALS             (212) 538-
3831

Net Rate
                           5.501 - 5.750                                     1        514,621.96   0.2       6   75.71   723
                           6.001 - 6.250                                    16      7,644,489.13   2.3   6.467   61.28   733
                           6.251 - 6.500                                   109     55,876,731.15    17   6.713   66.39   729
                           6.501 - 6.750                                   159     75,438,956.47    23   6.935   66.43   728
                           6.751 - 7.000                                   180     91,532,648.68    28   7.193   66.72   712
                           7.001 - 7.250                                    80     35,614,285.13    11   7.426   71.28   721
                           7.251 - 7.500                                    38     17,339,144.98   5.3   7.696   71.95   728
                           7.501 - 7.750                                    39     20,273,960.93   6.2   7.925   72.72   701
                           7.751 - 8.000                                    27     13,052,467.09     4   8.178   70.89   716
                           8.001 - 8.250                                    14      6,880,574.60   2.1   8.416    69.4   725
                           8.251 - 8.500                                     5      1,239,123.80   0.4   8.813   89.74   678
                           8.501 - 8.750                                     3        538,948.86   0.2   8.875   82.47   649
                           8.751 - 9.000                                     1        121,000.00     0   9.125     100     0
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
                           Wgt Avg: 6.899

First Periodic Rate Cap
                                                              5            672    326,066,952.78   100   7.205   67.95   720
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
                           Wgt Avg: 5.000

Periodic Rate Cap
                                                              2            672    326,066,952.78   100   7.205   67.95   720
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

Maximum Rate
                           10.991 - 11.990                                 209    104,138,398.90    32   6.755   65.73   723
                           11.991 - 12.990                                 394    191,248,610.46    59   7.288   68.39   720
                           12.991 >=                                        69     30,679,943.42   9.4   8.208   73.19   712
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720
                           Wgt Avg: 12.213

State
                           California                                      371    195,627,105.80    60   7.155   66.02   720
                           Connecticut                                      36     18,497,260.17   5.7   7.367   71.27   719
                           Pennsylvania                                     30     13,610,159.38   4.2   7.401   73.97   738
                           Massachusetts                                    29     11,395,825.71   3.5   7.169   65.68   715
                           New Jersey                                       21      8,217,049.02   2.5   7.341   78.93   715
                           Texas                                            18      8,148,919.36   2.5   7.489    75.7   712
                           Colorado                                         18      7,703,278.08   2.4   7.282   67.99   736
                           New York                                         18      7,356,325.87   2.3   7.494   73.22   698
                           Illinois                                         16      6,919,763.38   2.1   7.053   63.34   714
                           Michigan                                         15      5,231,274.47   1.6   7.026   69.95   761
                           Other                                           100     43,359,991.54    13   7.212   70.09   719
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

Scheduled Balance
                           50,000.01 - 300,700.00                           52     13,146,816.98     4   7.342   74.43   729
                           300,700.01 - 650,000.00                         516    221,333,966.47    68   7.208   69.32   722
                           650,000.01 - 900,000.00                          58     43,634,025.64    13   7.083   64.26   708
                           900,000.01 - 1,250,000.00                        40     39,561,659.13    12   7.234   62.17   716
                           1,250,000.01 - 1,500,000.00                       6      8,390,484.56   2.6    7.39   66.86   749
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

Original Term
                           301 - 360                                       672    326,066,952.78   100   7.205   67.95   720
                                                               --------------------------------------------------------------

CREDIT|FIRST                     WAMMS 2002-AR1                   March 11, 2002
SUISSE|BOSTON         PRELIMINARY COMPUTATIONAL MATERIALS             (212) 538-
3831

                           Total                                           672    326,066,952.78   100   7.205   67.95   720

Stated Remaining Term
                           281 - 320                                       315    148,520,047.63    46   7.167   67.51   721
                           321 - 360                                       357    177,546,905.15    55   7.237   68.32   720
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

Fico
                           Not Available                                     9      4,402,573.42   1.4   7.036   60.16    29
                           101 - 550                                         3      1,771,848.09   0.5   7.837   79.42   533
                           551 - 579                                         4      1,648,550.98   0.5   7.487   67.97   572
                           580 - 619                                        14      7,995,529.49   2.5   7.371   69.07   607
                           620 - 659                                        35     15,738,469.67   4.8   7.335   66.73   640
                           660 - 699                                       126     60,088,290.47    18   7.297    69.8   679
                           700 - 729                                        98     48,069,421.33    15   7.246    69.7   715
                           730 >=                                          383    186,352,269.33    57   7.142   67.03   766
                                                               --------------------------------------------------------------
                           Total                                           672    326,066,952.78   100   7.205   67.95   720

CREDIT      | FIRST              WAMMS 2002-AR1                   March 11, 2002
SUISSE      | BOSTON     PRELIMINARY COMPUTATIONAL MATERIALS      (212) 538-3831
3831

Original LTV
                     <= 50.000                      66    34,988,679.72    11   7.247   41.99   703
                     50.001 - 55.000                42    23,453,194.02   7.2   7.119   52.58   732
                     55.001 - 60.000                54    28,330,939.09   8.7   7.047   57.67   714
                     60.001 - 65.000                52    30,187,848.81   9.3   7.178   62.93   721
                     65.001 - 70.000               106    55,529,372.69    17   7.125   67.75   724
                     70.001 - 75.000                87    43,455,703.79    13   7.126    73.4   734
                     75.001 - 80.000               228    98,473,622.34    30   7.292   79.23   724
                     80.001 - 85.000                 8     2,727,878.46   0.8   7.289   84.55   593
                     85.001 - 90.000                21     7,014,073.85   2.2   7.684   89.76   697
                     90.001 - 95.000                 4       774,665.41   0.2   8.372    93.1   735
                     95.001 - 100.000                4     1,130,974.60   0.3   7.695     100   633
                                                   ------------------------------------------------
                     Total                         672   326,066,952.78   100   7.205   67.95   720

Documentation Type
                     Full                          575   279,844,234.93    86   7.225   68.14   722
                     Reduced                        86    41,207,669.65    13   7.091   66.39   709
                     No Ratio                        1       652,465.03   0.2    6.75      70   771
                     Stated Income/ Stated Asset    10     4,362,583.17   1.3   7.024   70.04   751
                                                   ------------------------------------------------
                     Total                         672   326,066,952.78   100   7.205   67.95   720

Purpose
                     Purchase                      310   141,903,750.19    44   7.374   73.55   727
                     Refinance - Rate Term          95    47,256,965.95    15   7.079   65.21   705
                     Refinance - Cashout           267   136,906,236.64    42   7.072   63.27   719
                                                   ------------------------------------------------
                     Total                         672   326,066,952.78   100   7.205   67.95   720
Property Type
                     Single Family Residence         3     2,073,240.45   0.6   7.635   67.62   743
                     Single Family Detached        599   294,410,664.04    90   7.175    67.5   721
                     Townhouse                       3     1,060,522.65   0.3   6.663   79.81   761
                     Condo                          36    15,196,270.53   4.7   7.485   70.73   709
                     2-4 Family                      2     1,352,167.86   0.4   7.964    72.4   693
                     Co-op                           1       618,708.96   0.2   7.875      80   705
                     PUD                            28    11,355,378.29   3.5   7.454    73.3   725
                                                   ------------------------------------------------
                     Total                         672   326,066,952.78   100   7.205   67.95   720

Occupancy Status
                     Primary                       659   321,172,822.54    99   7.197   67.95   720
                     Second Home                    13     4,894,130.24   1.5   7.699    67.8   723
                                                   ------------------------------------------------
                     Total                         672   326,066,952.78   100   7.205   67.95   720

CREDIT       | FIRST               WAMMS 2002-AR1                 March 11, 2002
SUISSE       | BOSTON   PRELIMINARY COMPUTATIONAL MATERIALS       (212) 538-
3831

VI. CONTACTS

---------------------------------------------------------------------------------------------------
                                       ARMs TRADING DESK
---------------------------------------------------------------------------------------------------
CONTACT                      PHONE            FAX                   E-MAIL
Brett Marvin                 212-538-3831     212-743-5384          mailto:brett.marvin@csfb.com
Managing Director
Whole Loan ARM Trading

Brian Bowes                  212-538-3831     212-743-5385          mailto:brian.bowes@csfb.com
Vice President
Whole Loan ARM Trading

Brian Murphy                 212-538- 3734    212-743-5384          mailto:brian.murphy.2@csfb.com
Vice President
Whole Loan ARM Structuring
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       STRUCTURED FINANCE
---------------------------------------------------------------------------------------------------
CONTACT                      PHONE            FAX                   E-MAIL

Steven Warjanka              212-538-4582     212-325-8334          mailto:steven.warjanka@csfb.com
Vice President

Kari Roberts                 212-325-7191     212-743-5183          mailto:kari.roberts@csfb.com
Managing Director
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       Collateral Analysis
---------------------------------------------------------------------------------------------------
CONTACT                      PHONE            FAX                   E-MAIL

Josef Bittman                212-538-6611     212-325-8334          mailto:josef.bittman@csfb.com
Associate
---------------------------------------------------------------------------------------------------

W-AR1-IA1-SUB-C5 - Price/Yield - IA1    WAMMS 2002-AR1 CLASSS IA1
                                        -------------------------

Balance                $209,000,000.00      Delay                24
Coupon*                6.5192               Dated                3/1/2002
Settle                 3/28/2002            First Payment        4/25/2002

*COUPON EQUALS THE NET WAC FOR GROUP I
RUN TO 5% CALL

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Yield              Yield              Yield              Yield              Yield              Yield
101-14           4.791              4.739              4.681              4.614              4.539              4.454
101-15           4.785              4.732              4.671              4.602              4.525              4.438
101-16           4.779              4.724              4.662              4.591              4.511              4.421
101-17           4.773              4.717              4.652              4.579              4.497              4.405
101-18           4.767              4.709              4.643              4.568              4.484              4.389
101-19           4.761              4.701              4.633              4.556              4.470              4.373
101-20           4.755              4.694              4.624              4.544              4.456              4.356
101-21           4.750              4.686              4.614              4.533              4.442              4.340
101-22           4.744              4.679              4.604              4.521              4.428              4.324
101-23           4.738              4.671              4.595              4.510              4.415              4.308
101-24           4.732              4.663              4.585              4.498              4.401              4.292
101-25           4.726              4.656              4.576              4.487              4.387              4.275
101-26           4.720              4.648              4.567              4.475              4.373              4.259
101-27           4.715              4.641              4.557              4.463              4.359              4.243
101-28           4.709              4.633              4.548              4.452              4.346              4.227
101-29           4.703              4.626              4.538              4.440              4.332              4.211
101-30           4.697              4.618              4.529              4.429              4.318              4.195

WAL               6.93               5.01               3.84               3.06               2.51                2.1
Mod Durn          5.23               4.03               3.22               2.64               2.22               1.89
Principal
   Window   Apr02 - Feb22      Apr02 - Aug17      Apr02 - Mar14      Apr02 - Nov11      Apr02 - Mar10      Apr02 - Nov08

CMT_1YR           2.43               2.43               2.43               2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Yield              Yield              Yield              Yield
101-14           4.358              4.129              3.828              3.424
101-15           4.339              4.104              3.796              3.383
101-16           4.320              4.079              3.765              3.343
101-17           4.302              4.055              3.733              3.302
101-18           4.283              4.030              3.701              3.262
101-19           4.264              4.005              3.669              3.222
101-20           4.245              3.981              3.638              3.181
101-21           4.226              3.956              3.606              3.141
101-22           4.208              3.932              3.575              3.101
101-23           4.189              3.907              3.543              3.060
101-24           4.170              3.883              3.511              3.020
101-25           4.151              3.858              3.480              2.980
101-26           4.132              3.833              3.448              2.939
101-27           4.114              3.809              3.417              2.899
101-28           4.095              3.784              3.385              2.859
101-29           4.076              3.760              3.354              2.819
101-30           4.058              3.735              3.322              2.779

WAL               1.78               1.33               1.02               0.79
Mod Durn          1.63               1.24               0.97               0.76
Principal
   Window   Apr02 - Nov07      Apr02 - Jun06      Apr02 - Jun05      Apr02 - Sep04

CMT_1YR           2.43               2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

W-AR1-IIA1-IIA2-B42 - Price/Yield - IIA1  WAMMS 2002-AR1 CLASSS IIA1
                                          --------------------------

Balance                $115,800,000.00      Delay                0
Coupon*                2.11                 Dated                3/28/2002
Settle                 3/28/2002            First Payment        4/25/2002

*COUPON EQUALS THE MINIMUM OF 1 MONTH LIBOR + 0.22% WITH A MAXIMUM OF 8.00% SUBJECT TO THE AVAILABLE FUNDS CAP FOR LOAN GROUP I RUN TO BALLOON IN MO. 42

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin
99-30             25                 25                 26                 27                 28                 30
99-30+            24                 24                 25                 26                 27                 28
99-31             23                 24                 24                 25                 25                 26
99-31+            23                 23                 23                 23                 24                 24
100-00            22                 22                 22                 22                 22                 22
100-00+           21                 21                 21                 21                 20                 20
100-01            21                 20                 20                 19                 19                 18
100-01+           20                 20                 19                 18                 17                 16
100-02            19                 19                 18                 17                 16                 14

WAL             2.38               1.95               1.55               1.22                  1               0.84
Mod Durn        2.29               1.88                1.5               1.19               0.98               0.82
Principal
   Window   Apr02 - Sep05      Apr02 - Sep05      Apr02 - Sep05      Apr02 - Jan05      Apr02 - Jun04      Apr02 - Feb04

LIBOR_1MO       1.89               1.89               1.89               1.89               1.89               1.89
CMT_1YR         2.43               2.43               2.43               2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Disc Margin        Disc Margin        Disc Margin        Disc Margin
99-30              31                34                 37                 41
99-30+             29                31                 33                 36
99-31              26                28                 29                 32
99-31+             24                25                 26                 27
100-00             22                22                 22                 22
100-00+            20                19                 18                 17
100-01             18                16                 15                 12
100-01+            15                13                 11                  8
100-02             13                10                  7                  3

WAL              0.72              0.54               0.42               0.33
Mod Durn          0.7              0.53               0.41               0.32
Principal
   Window   Apr02 - Nov03      Apr02 - Jun03      Apr02 - Feb03      Apr02 - Dec02

LIBOR_1MO        1.89              1.89               1.89               1.89
CMT_1YR          2.43              2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-IIA1-IIA2-B42 - Price/Yield - IIA2   WAMMS 2002-AR1 CLASSS IIA2
                                           -------------------------

Balance                $84,300,000.00       Delay                24
Coupon*                5.34                 Dated                3/1/2002
Settle                 3/28/2002            First Payment        4/25/2002

*COUPON EQUALS MINIMUM OF INITIAL COUPON OR GROUP III NET WAC THROUGH MONTH 79, THEN GROUP III NET WAC LESS 0.43% RUN TO BALLOON IN MO. 42

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Yield              Yield              Yield              Yield              Yield              Yield

99-24            5.366              5.366              5.366              5.365              5.363              5.361
99-25            5.356              5.356              5.356              5.355              5.353              5.349
99-26            5.346              5.346              5.346              5.345              5.342              5.338
99-27            5.336              5.336              5.336              5.334              5.331              5.327
99-28            5.326              5.326              5.326              5.324              5.320              5.315
99-29            5.316              5.316              5.316              5.314              5.310              5.304
99-30            5.306              5.306              5.306              5.304              5.299              5.292
99-31            5.295              5.295              5.295              5.294              5.288              5.281
100-00           5.285              5.285              5.285              5.283              5.278              5.269
100-01           5.275              5.275              5.275              5.273              5.267              5.258
100-02           5.265              5.265              5.265              5.263              5.256              5.247
100-03           5.255              5.255              5.255              5.253              5.246              5.235
100-04           5.245              5.245              5.245              5.243              5.235              5.224
100-05           5.235              5.235              5.235              5.232              5.224              5.212
100-06           5.226              5.226              5.226              5.222              5.214              5.201
100-07           5.216              5.216              5.216              5.212              5.203              5.190
100-08           5.206              5.206              5.206              5.202              5.192              5.178

WAL               3.49               3.49               3.49               3.42               3.25               3.03
Mod Durn          3.11               3.11               3.11               3.05               2.91               2.73
Principal
   Window   Sep05 - Sep05      Sep05 - Sep05      Sep05 - Sep05      Jan05 - Sep05      Jun04 - Sep05      Feb04 - Sep05

LIBOR_1MO         1.89               1.89               1.89               1.89               1.89               1.89
CMT_1YR           2.43               2.43               2.43               2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Yield              Yield              Yield              Yield
99-24             5.358             5.350              5.338              5.323
99-25             5.345             5.335              5.320              5.300
99-26             5.333             5.320              5.302              5.278
99-27             5.321             5.305              5.284              5.255
99-28             5.308             5.291              5.266              5.232
99-29             5.296             5.276              5.248              5.210
99-30             5.284             5.261              5.230              5.187
99-31             5.271             5.247              5.212              5.165
100-00            5.259             5.232              5.194              5.142
100-01            5.247             5.217              5.176              5.120
100-02            5.235             5.203              5.158              5.097
100-03            5.222             5.188              5.140              5.074
100-04            5.210             5.173              5.122              5.052
100-05            5.198             5.159              5.104              5.029
100-06            5.185             5.144              5.086              5.007
100-07            5.173             5.129              5.068              4.984
100-08            5.161             5.115              5.050              4.962

WAL                 2.8              2.32               1.87               1.48
Mod Durn           2.53              2.12               1.73               1.38
Principal
   Window   Nov03 - Sep05      Jun03 - Sep05      Feb03 - Sep05      Dec02 - Sep05

LIBOR_1MO          1.89              1.89               1.89               1.89
CMT_1YR            2.43              2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-3A1234-B79 - Price/Yield - 3A1 WAMMS 2002-AR1 CLASSS IIIA1
                                     ---------------------------

Balance     $179,600,000.00    Delay              0
Coupon*     2.11               Dated              3/28/2002
Settle      3/28/2002          First Payment      4/25/2002

*COUPON EQUALS THE MINIMUM OF 1 MONTH LIBOR + 0.22% WITH A MAXIMUM OF 8.00% SUBJECT TO THE AVAILABLE FUNDS CAP FOR LOAN GROUP II RUN TO BALLOON IN MO. 79

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin        Disc Margin
99-30             24                25                  26                27                 28                 29
99-30+            24                24                  25                26                 26                 27
99-31             23                23                  24                24                 25                 26
99-31+            23                23                  23                23                 23                 24
100-00            22                22                  22                22                 22                 22
100-00+           21                21                  21                21                 21                 20
100-01            21                21                  20                20                 19                 18
100-01+           20                20                  19                18                 18                 17
100-02            20                19                  18                17                 16                 15

WAL             3.18              2.19                1.64               1.3               1.06               0.89
Mod Durn           3               2.1                1.59              1.26               1.04               0.87
Principal
   Window   Apr02 - Oct08      Apr02 - Apr07      Apr02 - Jan06      Apr02 - Mar05      Apr02 - Aug04      Apr02 - Apr04

LIBOR_1MO       1.89              1.89                1.89              1.89               1.89               1.89
CMT_1YR         2.43              2.43                2.43              2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Disc Margin        Disc Margin        Disc Margin        Disc Margin
99-30            30                  33                 36                 40
99-30+           28                  30                 33                 36
99-31            26                  28                 29                 31
99-31+           24                  25                 26                 27
100-00           22                  22                 22                 22
100-00+          20                  19                 18                 17
100-01           18                  16                 15                 13
100-01+          16                  14                 11                  8
100-02           14                  11                  8                  4

WAL            0.76                0.57               0.44               0.35
Mod Durn       0.74                0.56               0.44               0.34
Principal
   Window   Apr02 - Dec03      Apr02 - Jul03      Apr02 - Mar03      Apr02 - Dec02

LIBOR_1MO      1.89                1.89               1.89               1.89
CMT_1YR        2.43                2.43               2.43               2.43


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-3A1234-B79 - Price/Yield - 3A2 WAMMS 2002-AR1 CLASSS IIIA2
                                     ---------------------------

Balance     $52,400,000.00     Delay              24
Coupon*     5.55               Dated              3/1/2002
Settle      3/28/2002          First Payment      4/25/2002

*COUPON EQUALS MINIMUM OF INITIAL COUPON OR GROUP III NET WAC THROUGH MONTH 79, THEN GROUP III NET WAC LESS 0.45% RUN TO BALLOON IN MO. 79

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Yield              Yield              Yield              Yield              Yield              Yield
99-24           5.592               5.591              5.586              5.579              5.572              5.564
99-25           5.586               5.585              5.578              5.570              5.561              5.551
99-26           5.581               5.579              5.571              5.561              5.550              5.538
99-27           5.575               5.573              5.564              5.552              5.539              5.525
99-28           5.569               5.566              5.556              5.542              5.528              5.512
99-29           5.563               5.560              5.549              5.533              5.517              5.499
99-30           5.557               5.554              5.541              5.524              5.505              5.486
99-31           5.552               5.548              5.534              5.515              5.494              5.472
100-00          5.546               5.542              5.526              5.506              5.483              5.459
100-01          5.540               5.536              5.519              5.497              5.472              5.446
100-02          5.534               5.530              5.512              5.487              5.461              5.433
100-03          5.528               5.524              5.504              5.478              5.450              5.420
100-04          5.523               5.517              5.497              5.469              5.439              5.407
100-05          5.517               5.511              5.489              5.460              5.428              5.394
100-06          5.511               5.505              5.482              5.451              5.417              5.381
100-07          5.505               5.499              5.474              5.442              5.406              5.368
100-08          5.500               5.493              5.467              5.432              5.395              5.355

WAL              6.58                6.16               4.92               3.87               3.15               2.63
Mod Durn         5.37                5.09               4.19               3.39               2.82               2.38
Principal
   Window   Oct08 - Oct08      Apr07 - Oct08      Jan06 - Jun08      Mar05 - Feb07      Aug04 - Mar06      Apr04 - Jul05

LIBOR_1MO       1.89               1.89               1.89               1.89               1.89                 1.89
CMT_1YR         2.43               2.43               2.43               2.43               2.43                 2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Yield              Yield              Yield              Yield
99-24            5.556             5.537               5.514              5.486
99-25            5.541             5.517               5.488              5.452
99-26            5.525             5.497               5.462              5.418
99-27            5.510             5.477               5.436              5.385
99-28            5.495             5.457               5.410              5.351
99-29            5.480             5.436               5.384              5.318
99-30            5.464             5.416               5.358              5.284
99-31            5.449             5.396               5.332              5.251
100-00           5.434             5.376               5.306              5.218
100-01           5.419             5.356               5.280              5.184
100-02           5.403             5.336               5.254              5.151
100-03           5.388             5.316               5.228              5.117
100-04           5.373             5.296               5.202              5.084
100-05           5.358             5.276               5.176              5.051
100-06           5.343             5.256               5.150              5.017
100-07           5.327             5.236               5.124              4.984
100-08           5.312             5.216               5.098              4.951

WAL               2.23              1.66                1.27               0.98
Mod Durn          2.04              1.55                 1.2               0.93
Principal
   Window   Dec03 - Jan05      Jul03 - Apr04      Mar03 - Oct03      Dec02 - Jun03

LIBOR_1MO            1.89              1.89               1.89               1.89
CMT_1YR              2.43              2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-3A1234-B79 - Price/Yield - 3A3 WAMMS 2002-AR1 CLASSS IIIA3
                                     ---------------------------

Balance     $40,900,000.00     Delay              24
Coupon*     6.8                Dated              3/1/2002
Settle      3/28/2002          First Payment      4/25/2002

*COUPON EQUALS MINIMUM OF INITIAL COUPON OR GROUP III NET WAC THROUGH MONTH 79, THEN GROUP III NET WAC LESS 0.45% RUN TO BALLOON IN MO. 79

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Yield              Yield              Yield              Yield              Yield              Yield
101-16           6.522             6.522              6.521              6.493              6.434              6.357
101-17           6.516             6.516              6.515              6.487              6.427              6.348
101-18           6.510             6.510              6.509              6.480              6.420              6.340
101-19           6.504             6.504              6.503              6.474              6.412              6.331
101-20           6.498             6.498              6.497              6.468              6.405              6.323
101-21           6.492             6.492              6.491              6.461              6.398              6.314
101-22           6.486             6.486              6.485              6.455              6.391              6.305
101-23           6.480             6.480              6.479              6.448              6.383              6.297
101-24           6.474             6.474              6.473              6.442              6.376              6.288
101-25           6.468             6.468              6.467              6.436              6.369              6.280
101-26           6.463             6.463              6.461              6.429              6.361              6.271
101-27           6.457             6.457              6.456              6.423              6.354              6.263
101-28           6.451             6.451              6.450              6.417              6.347              6.254
101-29           6.445             6.445              6.444              6.410              6.340              6.246
101-30           6.439             6.439              6.438              6.404              6.332              6.237
101-31           6.433             6.433              6.432              6.398              6.325              6.229
102-00           6.427             6.427              6.426              6.391              6.318              6.220

WAL               6.58              6.58               6.55               6.01               5.11               4.25
Mod Durn          5.17              5.17               5.15                4.8               4.19               3.59
Principal
   Window   Oct08 - Oct08      Oct08 - Oct08      Jun08 - Oct08      Feb07 - Oct08      Mar06 - Oct08      Jul05 - Sep07

LIBOR_1MO        1.89               1.89               1.89               1.89               1.89               1.89
CMT_1YR          2.43               2.43               2.43               2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Yield              Yield              Yield              Yield
101-16           6.272             6.079              5.845              5.550
101-17           6.262             6.066              5.829              5.529
101-18           6.252             6.053              5.812              5.508
101-19           6.242             6.040              5.795              5.487
101-20           6.232             6.027              5.779              5.466
101-21           6.222             6.014              5.762              5.444
101-22           6.212             6.001              5.746              5.423
101-23           6.202             5.988              5.729              5.402
101-24           6.193             5.975              5.712              5.381
101-25           6.183             5.963              5.696              5.360
101-26           6.173             5.950              5.679              5.338
101-27           6.163             5.937              5.663              5.317
101-28           6.153             5.924              5.646              5.296
101-29           6.143             5.911              5.630              5.275
101-30           6.134             5.898              5.613              5.254
101-31           6.124             5.885              5.597              5.233
102-00           6.114             5.872              5.580              5.212

WAL               3.59              2.66               2.03               1.56
Mod Durn           3.1              2.37               1.85               1.44
Principal
   Window   Jan05 - Nov06      Apr04 - Aug05      Oct03 - Oct04      Jun03 - Mar04

LIBOR_1MO        1.89               1.89               1.89               1.89
CMT_1YR          2.43               2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-3A1234-B79 - Price/Yield - 3A4 WAMMS 2002-AR1 CLASSS IIIA4
                                     ---------------------------

Balance     $24,939,000.00     Delay              24
Coupon*     6.36               Dated              3/1/2002
Settle      3/28/2002          First Payment      4/25/2002

*COUPON EQUALS MINIMUM OF INITIAL COUPON OR GROUP III NET WAC THROUGH MONTH 79, THEN GROUP III NET WAC LESS 0.45% RUN TO BALLOON IN MO. 79

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Yield              Yield              Yield              Yield              Yield              Yield
99-24           6.412              6.412               6.412              6.412              6.412              6.411
99-25           6.406              6.406               6.406              6.406              6.406              6.404
99-26           6.400              6.400               6.400              6.400              6.400              6.398
99-27           6.394              6.394               6.394              6.394              6.394              6.392
99-28           6.388              6.388               6.388              6.388              6.388              6.386
99-29           6.382              6.382               6.382              6.382              6.382              6.380
99-30           6.376              6.376               6.376              6.376              6.376              6.374
99-31           6.370              6.370               6.370              6.370              6.370              6.368
100-00          6.364              6.364               6.364              6.364              6.364              6.362
100-01          6.358              6.358               6.358              6.358              6.358              6.355
100-02          6.352              6.352               6.352              6.352              6.352              6.349
100-03          6.346              6.346               6.346              6.346              6.346              6.343
100-04          6.340              6.340               6.340              6.340              6.340              6.337
100-05          6.334              6.334               6.334              6.334              6.334              6.331
100-06          6.328              6.328               6.328              6.328              6.328              6.325
100-07          6.322              6.322               6.322              6.322              6.322              6.319
100-08          6.316              6.316               6.316              6.316              6.316              6.313

WAL              6.58               6.58                6.58               6.58               6.58               6.36
Mod Durn         5.22               5.22                5.22               5.22               5.22               5.08
Principal
   Window   Oct08 - Oct08      Oct08 - Oct08      Oct08 - Oct08      Oct08 - Oct08      Oct08 - Oct08      Sep07 - Oct08

LIBOR_1MO       1.89               1.89               1.89               1.89               1.89               1.89
CMT_1YR         2.43               2.43               2.43               2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Yield              Yield              Yield              Yield
99-24            6.408              6.401               6.389             6.374
99-25            6.402              6.393               6.379             6.361
99-26            6.395              6.385               6.369             6.348
99-27            6.389              6.377               6.359             6.336
99-28            6.382              6.369               6.349             6.323
99-29            6.375              6.361               6.339             6.310
99-30            6.369              6.353               6.329             6.297
99-31            6.362              6.345               6.319             6.285
100-00           6.356              6.337               6.309             6.272
100-01           6.349              6.329               6.299             6.259
100-02           6.343              6.321               6.290             6.247
100-03           6.336              6.313               6.280             6.234
100-04           6.330              6.305               6.270             6.221
100-05           6.323              6.298               6.260             6.209
100-06           6.317              6.290               6.250             6.196
100-07           6.310              6.282               6.240             6.183
100-08           6.304              6.274               6.230             6.171

WAL               5.87                4.7                3.62              2.76
Mod Durn          4.75               3.93                3.12              2.45
Principal
   Window   Nov06 - Oct08      Aug05 - Oct08      Oct04 - Oct08      Mar04 - Oct08

LIBOR_1MO         1.89               1.89                1.89              1.89
CMT_1YR           2.43               2.43                2.43              2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-SUB-B48 - Price/Yield - CB1    WAMMS 2002-AR1 CLASSS CB1
                                     -------------------------

Balance     $7,608,000.00      Delay              24
Coupon*     6.7032             Dated              3/1/2002
Settle      3/28/2002          First Payment      4/25/2002

*COUPON: WAC WEIGHTED BY SUBORDINATE PORTION OF EACH LOAN GROUP AS MORE FULLY DESCRIBED IN THE OFFERING DOCUMENTS RUN TO BALLOON IN MONTH 48

Price       10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
            Yield              Yield              Yield              Yield              Yield              Yield
99-22             6.310              6.310              6.315              6.322              6.328              6.335
99-26             6.273              6.273              6.277              6.283              6.287              6.292
99-30             6.236              6.236              6.239              6.243              6.247              6.250
100-02            6.198              6.198              6.201              6.204              6.206              6.207
100-06            6.161              6.161              6.163              6.165              6.165              6.165
100-10            6.124              6.124              6.125              6.126              6.125              6.122
100-14            6.087              6.087              6.087              6.087              6.084              6.080
100-18            6.049              6.049              6.050              6.048              6.044              6.038
100-22            6.012              6.012              6.012              6.009              6.004              5.995
100-26            5.975              5.975              5.975              5.970              5.964              5.953
100-30            5.938              5.938              5.937              5.932              5.923              5.911
101-02            5.902              5.902              5.900              5.893              5.883              5.869
101-06            5.865              5.865              5.862              5.854              5.843              5.827
101-10            5.828              5.828              5.825              5.816              5.803              5.785
101-14            5.791              5.791              5.788              5.777              5.763              5.744
101-18            5.755              5.755              5.751              5.739              5.723              5.702
101-22            5.718              5.718              5.713              5.700              5.684              5.660

WAL                3.87               3.87               3.81               3.67               3.53               3.36
Mod Durn           3.34               3.34               3.29               3.18               3.07               2.93
Principal
   Window   Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06

CMT_1YR            2.43               2.43               2.43               2.43               2.43               2.43

Price       40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
            Yield              Yield              Yield              Yield
99-22              6.342             6.358              6.373              6.392
99-26              6.297             6.307              6.316              6.323
99-30              6.252             6.256              6.258              6.253
100-02             6.207             6.205              6.201              6.184
100-06             6.163             6.154              6.144              6.116
100-10             6.118             6.103              6.086              6.047
100-14             6.074             6.053              6.029              5.978
100-18             6.029             6.002              5.972              5.910
100-22             5.985             5.952              5.915              5.841
100-26             5.940             5.901              5.858              5.773
100-30             5.896             5.851              5.802              5.705
101-02             5.852             5.800              5.745              5.637
101-06             5.808             5.750              5.689              5.569
101-10             5.764             5.700              5.632              5.501
101-14             5.720             5.650              5.576              5.434
101-18             5.676             5.600              5.520              5.366
101-22             5.632             5.550              5.464              5.299

WAL                 3.18              2.77               2.44               2.01
Mod Durn            2.78              2.45               2.17               1.81
Principal
   Window   Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06

CMT_1YR             2.43              2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus /txt prospectus supplement.

W-AR1-SUB-B48 - Price/Yield - CB2               WAMMS 2002-AR1 CLASSS CB2
                                                -------------------------

Balance   $3,625,000.00   Delay           24
Coupon*   6.7032          Dated           3/1/2002
Settle    3/28/2002       First Payment   4/25/2002

*COUPON: WAC WEIGHTED BY SUBORDINATE PORTION OF EACH LOAN GROUP AS MORE FULLY DESCRIBED IN THE OFFERING DOCUMENTS RUN TO BALLOON IN MONTH 48

Price              10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
98-18                   6.650              6.650              6.659              6.678              6.698
98-22                   6.612              6.612              6.621              6.639              6.657
98-26                   6.574              6.574              6.582              6.599              6.615
98-30                   6.536              6.536              6.544              6.559              6.574
99-02                   6.499              6.499              6.505              6.519              6.533
99-06                   6.461              6.461              6.467              6.480              6.492
99-10                   6.423              6.423              6.429              6.440              6.451
99-14                   6.386              6.386              6.391              6.401              6.410
99-18                   6.348              6.348              6.353              6.361              6.369
99-22                   6.310              6.310              6.315              6.322              6.328
99-26                   6.273              6.273              6.277              6.283              6.287
99-30                   6.236              6.236              6.239              6.243              6.247
100-02                  6.198              6.198              6.201              6.204              6.206
100-06                  6.161              6.161              6.163              6.165              6.165
100-10                  6.124              6.124              6.125              6.126              6.125
100-14                  6.087              6.087              6.087              6.087              6.084
100-18                  6.049              6.049              6.050              6.048              6.044

WAL                      3.87               3.87               3.81               3.67               3.53
Mod Durn                 3.33               3.33               3.28               3.17               3.06
Principal Window   Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06

CMT_1YR                  2.43               2.43               2.43               2.43               2.43

Price              35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
98-18                   6.722              6.750              6.823              6.897              7.022
98-22                   6.679              6.704              6.771              6.838              6.951
98-26                   6.636              6.659              6.719              6.780              6.881
98-30                   6.592              6.613              6.667              6.722              6.811
99-02                   6.549              6.568              6.616              6.663              6.741
99-06                   6.506              6.523              6.564              6.605              6.671
99-10                   6.463              6.477              6.512              6.547              6.601
99-14                   6.420              6.432              6.461              6.489              6.531
99-18                   6.378              6.387              6.410              6.431              6.461
99-22                   6.335              6.342              6.358              6.373              6.392
99-26                   6.292              6.297              6.307              6.316              6.323
99-30                   6.250              6.252              6.256              6.258              6.253
100-02                  6.207              6.207              6.205              6.201              6.184
100-06                  6.165              6.163              6.154              6.144              6.116
100-10                  6.122              6.118              6.103              6.086              6.047
100-14                  6.080              6.074              6.053              6.029              5.978
100-18                  6.038              6.029              6.002              5.972              5.910

WAL                      3.36               3.18               2.77               2.44               2.01
Mod Durn                 2.92               2.77               2.44               2.16                1.8
Principal Window   Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06

CMT_1YR                  2.43               2.43               2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-SUB-B48 - Price/Yield - CB3               WAMMS 2002-AR1 CLASSS CB3
                                                -------------------------

Balance   $2,535,000.00   Delay          24
Coupon*   6.7032          Dated          3/1/2002
Settle    3/28/2002       First Payment  4/25/2002

*COUPON: WAC WEIGHTED BY SUBORDINATE PORTION OF EACH LOAN GROUP AS MORE FULLY DESCRIBED IN THE OFFERING DOCUMENTS RUN TO BALLOON IN MONTH 48

Price              10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
95-10                   7.660              7.660              7.683              7.738              7.797
95-18                   7.580              7.580              7.603              7.655              7.711
95-26                   7.502              7.502              7.523              7.572              7.625
96-02                   7.423              7.423              7.443              7.489              7.539
96-10                   7.344              7.344              7.364              7.407              7.454
96-18                   7.266              7.266              7.284              7.325              7.369
96-26                   7.188              7.188              7.205              7.243              7.284
97-02                   7.111              7.111              7.127              7.162              7.200
97-10                   7.033              7.033              7.048              7.081              7.115
97-18                   6.956              6.956              6.970              7.000              7.031
97-26                   6.879              6.879              6.892              6.919              6.948
98-02                   6.803              6.803              6.814              6.839              6.864
98-10                   6.726              6.726              6.737              6.758              6.781
98-18                   6.650              6.650              6.659              6.678              6.698
98-26                   6.574              6.574              6.582              6.599              6.615
99-02                   6.499              6.499              6.505              6.519              6.533
99-10                   6.423              6.423              6.429              6.440              6.451

WAL                      3.87               3.87               3.81               3.67               3.53
Mod Durn                 3.31               3.31               3.26               3.15               3.04
Principal Window   Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06

CMT_1YR                 2.43               2.43               2.43               2.43               2.43

Price              35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
95-10                   7.874              7.963              8.208              8.460              8.908
95-18                   7.784              7.868              8.099              8.337              8.760
95-26                   7.694              7.773              7.990              8.215              8.612
96-02                   7.604              7.679              7.882              8.093              8.464
96-10                   7.514              7.584              7.775              7.971              8.317
96-18                   7.425              7.490              7.667              7.850              8.171
96-26                   7.336              7.397              7.560              7.729              8.025
97-02                   7.248              7.303              7.454              7.609              7.880
97-10                   7.159              7.210              7.348              7.489              7.736
97-18                   7.071              7.118              7.242              7.370              7.592
97-26                   6.984              7.025              7.137              7.251              7.449
98-02                   6.896              6.933              7.032              7.133              7.306
98-10                   6.809              6.841              6.927              7.015              7.164
98-18                   6.722              6.750              6.823              6.897              7.022
98-26                   6.636              6.659              6.719              6.780              6.881
99-02                   6.549              6.568              6.616              6.663              6.741
99-10                   6.463              6.477              6.512              6.547              6.601

WAL                      3.36               3.18               2.77               2.44               2.01
Mod Durn                  2.9               2.75               2.41               2.14               1.77
Principal Window   Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06      Apr02 - Mar06

CMT_1YR                 2.43               2.43               2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

W-AR1-IA1-SUB-C5 - Price/Yield - CB4            WAMMS 2002-AR1 CLASSS CB4
                                                -------------------------

Balance   $1,839,000.00   Delay           24
Coupon*   6.7032          Dated           3/1/2002
Settle    3/28/2002       First Payment   4/25/2002

*COUPON: WAC WEIGHTED BY SUBORDINATE PORTION OF EACH LOAN GROUP AS MORE FULLY DESCRIBED IN THE OFFERING DOCUMENTS RUN TO 5% CALL

Price              10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
83-00                   8.226              8.968              9.788             10.485             11.103
83-08                   8.183              8.915              9.723             10.410             11.020
83-16                   8.140              8.862              9.659             10.336             10.936
83-24                   8.098              8.810              9.595             10.262             10.854
84-00                   8.055              8.758              9.532             10.189             10.771
84-08                   8.013              8.706              9.468             10.116             10.689
84-16                   7.971              8.654              9.405             10.043             10.607
84-24                   7.929              8.603              9.343              9.970             10.525
85-00                   7.887              8.551              9.280              9.898             10.444
85-08                   7.846              8.500              9.218              9.826             10.363
85-16                   7.804              8.449              9.156              9.754             10.283
85-24                   7.763              8.399              9.094              9.683             10.203
86-00                   7.722              8.349              9.033              9.612             10.123
86-08                   7.681              8.298              8.972              9.541             10.043
86-16                   7.641              8.248              8.911              9.470              9.964
86-24                   7.600              8.199              8.850              9.400              9.885
87-00                   7.560              8.149              8.790              9.330              9.807

WAL                     11.38               8.48               6.53               5.41               4.68
Mod Durn                 7.02               5.72               4.69               4.05               3.61
Principal Window   Apr02 - Feb22      Apr02 - Aug17      Apr02 - Mar14      Apr02 - Nov11      Apr02 - Mar10

CMT_1YR                 2.43               2.43               2.43               2.43               2.43

Price              35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
83-00                  11.761             12.418             13.991             15.698             18.538
83-08                  11.667             12.314             13.861             15.539             18.330
83-16                  11.574             12.210             13.731             15.381             18.123
83-24                  11.481             12.107             13.602             15.223             17.916
84-00                  11.389             12.004             13.473             15.066             17.711
84-08                  11.297             11.902             13.345             14.910             17.507
84-16                  11.205             11.799             13.218             14.755             17.303
84-24                  11.114             11.698             13.091             14.600             17.100
85-00                  11.023             11.597             12.964             14.446             16.899
85-08                  10.932             11.496             12.838             14.292             16.698
85-16                  10.842             11.395             12.713             14.139             16.498
85-24                  10.752             11.295             12.588             13.987             16.299
86-00                  10.663             11.196             12.464             13.835             16.100
86-08                  10.574             11.097             12.340             13.684             15.903
86-16                  10.485             10.998             12.216             13.534             15.707
86-24                  10.397             10.899             12.094             13.384             15.511
87-00                  10.309             10.801             11.971             13.235             15.316

WAL                      4.08               3.61               2.83               2.28               1.73
Mod Durn                 3.22               2.89               2.32                1.9               1.45
Principal Window   Apr02 - Nov08      Apr02 - Nov07      Apr02 - Jun06      Apr02 - Jun05      Apr02 - Sep04

CMT_1YR                  2.43               2.43               2.43               2.43               2.43


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the offering documents.

W-AR1-IA1-SUB-C5 - Price/Yield - CB5            WAMMS 2002-AR1 CLASSS CB5
                                                -------------------------

Balance   $1,103,000.00   Delay           24
Coupon*   6.7032          Dated           3/1/2002
Settle    3/28/2002       First Payment   4/25/2002

*COUPON: WAC WEIGHTED BY SUBORDINATE PORTION OF EACH LOAN GROUP AS MORE FULLY DESCRIBED IN THE OFFERING DOCUMENTS RUN TO 5% CALL

Price              10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
65-00                   11.982             13.537             15.335             16.879             18.264
65-16                   11.856             13.385             15.152             16.668             18.028
66-00                   11.731             13.235             14.970             16.459             17.794
66-16                   11.608             13.086             14.790             16.252             17.563
67-00                   11.487             12.939             14.612             16.048             17.335
67-16                   11.367             12.794             14.436             15.846             17.109
68-00                   11.248             12.651             14.262             15.646             16.885
68-16                   11.131             12.509             14.090             15.448             16.664
69-00                   11.015             12.368             13.920             15.252             16.445
69-16                   10.901             12.229             13.752             15.058             16.228
70-00                   10.787             12.092             13.585             14.866             16.014
70-16                   10.675             11.956             13.420             14.677             15.801
71-00                   10.565             11.822             13.257             14.489             15.591
71-16                   10.455             11.688             13.096             14.303             15.383
72-00                   10.347             11.557             12.936             14.119             15.177
72-16                   10.240             11.427             12.778             13.937             14.973
73-00                   10.134             11.298             12.622             13.756             14.771

WAL                      11.38               8.48               6.53               5.41               4.68
Mod Durn                  6.24               5.15               4.25               3.69                3.3
Principal Window   Apr02 - Feb22      Apr02 - Aug17      Apr02 - Mar14      Apr02 - Nov11      Apr02 - Mar10

CMT_1YR                   2.43               2.43               2.43               2.43               2.43

Price              35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
65-00                   19.768             21.336             25.186             29.383             36.630
65-16                   19.505             21.042             24.816             28.929             36.026
66-00                   19.244             20.752             24.450             28.481             35.428
66-16                   18.986             20.464             24.088             28.038             34.838
67-00                   18.730             20.180             23.730             27.599             34.254
67-16                   18.478             19.899             23.376             27.166             33.678
68-00                   18.228             19.620             23.025             26.737             33.108
68-16                   17.980             19.345             22.679             26.313             32.544
69-00                   17.736             19.072             22.336             25.893             31.987
69-16                   17.493             18.803             21.997             25.478             31.435
70-00                   17.254             18.536             21.661             25.067             30.890
70-16                   17.016             18.271             21.328             24.660             30.351
71-00                   16.781             18.010             21.000             24.258             29.818
71-16                   16.549             17.750             20.674             23.860             29.291
72-00                   16.318             17.494             20.352             23.466             28.769
72-16                   16.090             17.240             20.033             23.076             28.253
73-00                   15.864             16.988             19.717             22.690             27.742

WAL                       4.08               3.61               2.83               2.28               1.73
Mod Durn                  2.95               2.65               2.11               1.72                1.3
Principal Window   Apr02 - Nov08      Apr02 - Nov07      Apr02 - Jun06      Apr02 - Jun05      Apr02 - Sep04

CMT_1YR                   2.43               2.43               2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the offering documents.

W-AR1-IA1-SUB-C5 - Price/Yield - CB6            WAMMS 2002-AR1 CLASSS CB6
                                                -------------------------

Balance   $1,474,965.15   Delay           24
Coupon*   6.7032          Dated           3/1/2002
Settle    3/28/2002       First Payment   4/25/2002

*COUPON: WAC WEIGHTED BY SUBORDINATE PORTION OF EACH LOAN GROUP AS MORE FULLY DESCRIBED IN THE OFFERING DOCUMENTS RUN TO 5% CALL

Price              10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
19-00                   45.253             50.453             58.065             64.790             71.043
19-16                   44.102             49.270             56.761             63.363             69.491
20-00                   43.010             48.143             55.514             61.997             68.003
20-16                   41.972             47.067             54.321             60.687             66.576
21-00                   40.985             46.040             53.178             59.431             65.206
21-16                   40.044             45.056             52.081             58.223             63.889
22-00                   39.146             44.114             51.027             57.062             62.621
22-16                   38.288             43.211             50.013             55.943             61.399
23-00                   37.467             42.343             49.038             54.865             60.221
23-16                   36.680             41.509             48.097             53.826             59.084
24-00                   35.926             40.706             47.191             52.822             57.985
24-16                   35.202             39.933             46.315             51.851             56.923
25-00                   34.507             39.188             45.470             50.913             55.895
25-16                   33.838             38.469             44.652             50.005             54.900
26-00                   33.194             37.774             43.860             49.125             53.936
26-16                   32.573             37.103             43.094             48.272             53.000
27-00                   31.975             36.454             42.351             47.445             52.093

WAL                      11.38               8.48               6.53               5.41               4.68
Mod Durn                  2.65                2.5               2.22               2.01               1.84
Principal Window   Apr02 - Feb22      Apr02 - Aug17      Apr02 - Mar14      Apr02 - Nov11      Apr02 - Mar10

CMT_1YR                   2.43               2.43               2.43               2.43               2.43

Price              35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)
                   Yield              Yield              Yield              Yield              Yield
19-00                   78.427             86.730            109.728            133.828            183.307
19-16                   76.710             84.816            107.208            130.701            178.740
20-00                   75.064             82.982            104.794            127.707            174.374
20-16                   73.485             81.221            102.480            124.835            170.195
21-00                   71.969             79.529            100.257            122.078            166.189
21-16                   70.510             77.902             98.121            119.429            162.347
22-00                   69.105             76.336             96.065            116.880            158.657
22-16                   67.752             74.827             94.086            114.425            155.110
23-00                   66.447             73.370             92.178            112.060            151.697
23-16                   65.186             71.965             90.337            109.778            148.410
24-00                   63.968             70.606             88.559            107.574            145.241
24-16                   62.790             69.292             86.841            105.445            142.184
25-00                   61.650             68.021             85.180            103.386            139.232
25-16                   60.546             66.789             83.571            101.394            136.379
26-00                   59.476             65.596             82.014             99.464            133.621
26-16                   58.438             64.438             80.504             97.594            130.952
27-00                   57.431             63.314             79.040             95.781            128.368

WAL                       4.08               3.61               2.83               2.28               1.73
Mod Durn                  1.66               1.49               1.14               0.92               0.64
Principal Window   Apr02 - Nov08      Apr02 - Nov07      Apr02 - Jun06      Apr02 - Jun05      Apr02 - Sep04

CMT_1YR                   2.43               2.43               2.43               2.43               2.43

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the offering documents.